UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21700

Tortoise North American Energy Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2010

Item 1. Report to Stockholders.

Tortoise North American Energy Corp.

TYN
LISTED
NYSE

Yield

Growth

Quality

2010 2nd Quarter Report

May 31, 2010

...Steady Wins®

Company at a Glance

Tortoise North American Energy Corp. (NYSE: TYN) is a non-diversified closed-end investment company focused primarily on investing in equity securities of companies in the energy sector with their primary operations in North America, including oil and gas exploitation, energy infrastructure and energy shipping companies. Our investments are primarily in Master Limited Partnerships (MLPs) and their affiliates, but may also include Canadian royalty and income trusts, common stock, debt and other securities issued by energy companies that are not MLPs.

Investment Goals: Yield, Growth and Quality

TYN seeks a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in companies in the energy sector with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

TYN seeks to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in TYN, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently approximately 70 MLPs in the market, mostly in industries related to energy and natural resources. We invest primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

TYN Investment Features

We provide stockholders an alternative to investing directly in MLPs and their affiliates. We offer investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features include:
  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;
  A professional management team, with nearly 100 years combined investment experience;
  The ability to access investment grade credit markets to enhance stockholder return; and
  Access to direct placements and other investments not available through the public market.

June 30, 2010

Dear Fellow Stockholders,

Energy infrastructure companies performed well in the second quarter of 2010 relative to the broader market. We believe the steady performance was a result of economic improvement, accessible capital markets for MLP issuers and stable operating performance. TYN’s portfolio is anchored by fee-based pipelines but also invests in oil and gas MLPs that produce as well as ship commodities.

Master Limited Partnership Sector Review and Outlook

The Tortoise MLP Total Return Index™ (TMLPT) increased by 0.2 percent for our quarter ended May 31, 2010 and increased by 13.1 percent during the six months ended May 31, 2010. In our view, the positive performance resulted from favorable underlying business fundamentals and investors’ appetite for the relatively high yields in the MLP sector relative to other asset classes. Demand for refined products stabilized further as the broad economic recovery generated an increased need for transportation fuels. Natural gas transmission operators continued to benefit from growing production from emerging natural gas basins which is increasing the need for pipeline takeaway capacity.

MLP performance has been aided by accessible capital markets, which allowed them to raise about $3.6 billion in equity and about $5.9 billion in debt during the three months ended May 31, 2010. We expect further issuances as MLPs are forecast to invest more than $15 billion between 2010 and 2012 in new pipeline and storage construction projects that will support transportation of Canadian crude oil into the United States as well as connect new areas of natural gas supply to existing demand centers. We believe these expansion activities, in addition to continued acquisition activity, support MLP cash distribution growth of three to five percent in 2010.

Company Performance Review and Outlook

Our total return based on market value, including the reinvestment of distributions, was 7.5 percent for the quarter ended May 31, 2010 and 25.4 percent for the six months ended May 31, 2010.

We paid a distribution of $0.37 per common share ($1.48 annualized) to our stockholders on June 1, 2010, unchanged from the previous quarter. This represents an annualized yield of 6.2 percent based on a closing price of $23.77 on June 1, 2010 as compared to the yield of 9.7 percent a year ago when MLP market values were still recovering from the financial crisis. We expect to maintain a quarterly distribution of $0.37 per share this year and will strive to grow our distribution once we believe such an increase is sustainable with adequate distribution coverage.

On June 20, 2010, we entered into an amendment to our bank credit facility that extends the facility through June 20, 2011. Terms of the agreement provide for an unsecured facility of $15 million at improved terms as compared to the expiring facility.

Additional information about our financial performance is available in the Management’s Discussion of this report.

Conclusion

We have maintained our investment focus on yield, growth and quality as a provider of long-term capital to the MLP sector. We believe this focus has produced, and will continue to produce, a portfolio with a compelling risk adjusted current yield relative to other asset classes and expect the fee-based nature of MLP cash flows, modest leverage and adequate distribution coverage to continue to drive steady portfolio returns. As always, we will continue to strive to provide transparent investor information and welcome investor questions and comments.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
2010 2nd Quarter Report     1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period- to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2009			2010
	Q2(1)	Q3(1)	Q4(1)(2)	Q1(1)	Q2(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$1,315	$1,312	$2,050	$2,227	$2,424
Dividends paid in stock	425	436	495	492	413
Dividends from common stock	172	171	192	194	187
Interest and dividend income	369	365	287	115	103
Total from investments	2,281	2,284	3,024	3,028	3,127
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	168	202	294	340	369
Other operating expenses	152	138	116	153	141
	320	340	410	493	510
Distributable cash flow before leverage costs and current taxes	1,961	1,944	2,614	2,535	2,617
Leverage costs(3)	221	220	250	253	266
Current foreign tax expense (benefit)	(2)	(2)	(2)	1	8
Distributable Cash Flow(4)	$1,742	$1,726	$2,366	$2,281	$2,343

Distributions paid on common stock	$1,707	$1,707	$2,317	$2,317	$2,321
Distributions paid on common stock per share	0.37	0.37	0.37	0.37	0.37
Payout percentage for period(5)	98.0%	98.9%	97.9%	101.6%	99.1%
Net realized gain (loss), net of income taxes	(2,200)	764	(3,757)	(4,567)	(74)
Total assets, end of period	94,290	99,007	148,899	158,940	158,277
Average total assets during period(6)	83,049	96,626	131,480	156,003	163,427
Leverage (long-term debt obligations and short-term borrowings)(7)	15,000	15,000	20,900	19,200	21,850
Leverage as a percent of total assets	15.9%	15.2%	14.0%	12.1%	13.8%
Net unrealized appreciation (depreciation), net of income taxes, end of period	(946)	4,878	22,403	39,469	38,653
Net assets, end of period	77,008	81,497	126,609	136,753	133,412
Average net assets during period(8)	65,468	80,141	116,394	135,069	138,900
Net asset value per common share	16.70	17.67	20.22	21.84	21.26
Market value per common share	15.20	16.88	19.49	22.37	23.65
Shares outstanding	4,612,640	4,612,640	6,262,660	6,262,660	6,274,149

Selected Operating Ratios(9)
As a Percent of Average Net Assets
Total distributions received from investments	10.90%	9.38%	9.23%	7.87%	7.59%
Operating expenses before leverage costs and current taxes	1.53%	1.40%	1.25%	1.28%	1.24%
Distributable cash flow before leverage costs and current taxes	9.37%	7.98%	7.98%	6.59%	6.35%
As a Percent of Average Net Assets
Distributable cash flow(4)	10.56%	8.54%	8.15%	6.85%	6.69%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	The information presented beginning Q4 2009 includes the impact of the reorganization of the assets and liabilities of Tortoise Gas and Oil Corporation into the Company on September 14, 2009.
(3)	Leverage costs include interest expense and other recurring leverage expenses.
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions and amortization of debt issuance costs; and decreased by current foreign taxes paid.
(5)	Distributions paid as a percentage of Distributable Cash Flow.
(6)	Computed by averaging month-end values within each period.
(7)	The balance on the short-term credit facility was $6,850,000 as of May 31, 2010.
(8)	Computed by averaging daily values within each period.
(9)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current foreign tax expense and leverage costs.

2     Tortoise North American Energy Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp’s (“TYN” or the “Company”) investment objective is to seek a high level of total return for our stockholders, with an emphasis on distribution income paid to stockholders. Our investment strategy requires us to invest at least 80 percent of our total assets in equity securities of companies in the energy sector with their primary operations in North America, including oil and gas exploitation, energy infrastructure and energy shipping companies. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We invest primarily in MLPs through public market and private purchases. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we no longer expect to be treated as a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Reorganization

We completed the reorganization of Tortoise Gas and Oil Corporation (“TGO”) into TYN on September 14, 2009. As a result, only selective comparative financial information for periods prior to the reorganization is meaningful and included in the discussion below.

Company Update

The total market value of our MLP investments ended the 2nd quarter 2010 relatively unchanged from their levels at February 28, 2010, while distributions we received from our MLPs during the quarter were in line with our expectations. Subsequent to quarter-end, we amended our bank credit facility at improved terms as compared to the expiring facility. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, other leverage expenses as well as current taxes paid. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams.

Total distributions received from our investments for the 2nd quarter 2010 was approximately $3.1 million, an increase of $0.1 million or 3.3 percent as compared to 1st quarter 2010. The increase in distributions received from 1st quarter 2010 reflects distribution increases from our MLP investments, as well as distributions received from approximately $2.3 million of additional portfolio securities purchased during the 2nd quarter utilizing our bank credit facility.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.24 percent of average total assets for the 2nd quarter 2010 as compared to 1.53 percent for the 2nd quarter 2009 and 1.28 percent for the 1st quarter 2010. The decrease in our operating expense ratio as compared to 2nd quarter 2009 is primarily the result of the economies of scale realized as a result of the reorganization with TGO.

Advisory fees for the 2nd quarter 2010 increased 9 percent from 1st quarter 2010 as a result of increased average managed assets for the quarter. Average managed assets increased due to additional portfolio securities purchased during the quarter as indicated above and increased MLP asset values during the quarter, although MLP asset values ended the 2nd quarter slightly below where they began the quarter. While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser waived an amount equal to 0.10 percent of average monthly managed assets effective January 1, 2009 through December 31, 2009. As a result of the reorganization of TGO into TYN, the Adviser extended the waiver of 0.10 percent of average managed assets through December 31, 2010, and agreed to a waiver of 0.05 percent of average managed assets for the period from January 1, 2011 through December 31, 2011. Other operating expenses for 2nd quarter 2010 decreased as compared to 1st quarter 2010.

Leverage costs consist of the direct interest expense on our Tortoise Notes and short-term credit facility and other expenses, including rating agency fees and commitment fees. Total leverage costs were approximately $266,000 for the 2nd quarter 2010, an increase of approximately $13,000 from 1st quarter 2010 due to increased utilization of our bank credit facility.

2010 2nd Quarter Report     3

Management’s Discussion (Unaudited) (Continued)

The annual rate of our fixed-rate leverage is 5.56 percent. This rate does not include balances on our bank line of credit which was amended on June 20, 2010 to accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent. Our fixed rate may vary in future periods as our leverage matures or is redeemed. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 2nd quarter 2010, our DCF was approximately $2.3 million, relatively unchanged from 1st quarter 2010. We declared a distribution of $2.3 million, or 99.1 percent of DCF, for the quarter. On a per share basis, we declared a $0.37 distribution on May 10, 2010. This is unchanged as compared to 2nd quarter 2009 and 1st quarter 2010.

Market values of our assets and therefore asset-based expenses have increased more than the distributions from our MLPs over the last year, eroding the cushion we built into our distribution payout percentage in early 2009. Accounting for moderate increases in projected distribution income from MLPs in 2010 and projected expenses, we expect to maintain quarterly distributions to our stockholders of $0.37 per share during the remainder of 2010.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for 2010 YTD and 2nd quarter 2010 (in thousands):

	2010 YTD	2nd Qtr 2010
Net Investment Loss, before Income Taxes	$(541)	$(492)
Adjustments to reconcile to DCF:
Dividends paid in stock	905	413
Return of capital on distributions	4,254	2,425
Amortization of debt issuance costs	10	5
Reorganization expenses	5	—
Current income tax expenses	(9)	(8)
DCF	$4,624	$2,343

Liquidity and Capital Resources

We had total assets of $158 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables, net deferred tax asset and any expenses that may have been prepaid. During 2nd quarter 2010, total assets decreased by approximately $1 million. This change was primarily due to net realized and unrealized depreciation on investments of approximately $3.9 million during the quarter (excluding return of capital on distributions reflected during the quarter) and the purchase of approximately $2.3 million of additional portfolio securities during the quarter utilizing our bank credit facility.

Total leverage outstanding of $21.85 million at May 31, 2010 is comprised of $15 million in senior notes and $6.85 million outstanding under the credit facility. Total leverage represented 13.8 percent of total assets, an increase from 12.1 percent of total assets at February 28, 2010, and a decrease from 15.9 percent at May 31, 2009. We have a long-term leverage target ratio of 20 percent of total assets at time of incurrence. Temporary increases of up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Subsequent to quarter-end, we entered into an amendment to our bank credit facility that extends the facility through June 20, 2011. Terms of the amendment provide for an unsecured facility of $15 million, an increase of $5 million from the previous facility. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent with a fee of 0.20 percent on any unused balance. These new terms compare favorably to the previous terms of one-month LIBOR plus 2.00 percent with a fee of 0.25 percent on any unused balance.

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 9 in the Notes to Financial Statements. Our coverage ratio is updated each week on our web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to preferred shares (if any) and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The 15 percent QDI rate is currently effective through 2010. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For book and tax purposes, distributions to stockholders for the fiscal year ended 2009 were comprised of 100 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the entire amount of the 2009 distribution. This information is reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At May 31, 2010, our investments are valued at $156.3 million, with an adjusted cost of $115.8 million. The $40.5 million difference reflects unrealized appreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects either a deferred tax liability or deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments, capital loss carryforward and net operating losses. At May 31, 2010, the balance sheet reflects a net deferred tax asset of approximately $1.7 million or $0.27 per share.

The net deferred tax asset of approximately $1.7 million reflects the net benefit we have determined will be realized in future periods under generally accepted accounting principles. Realization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit. The carryforward period for ordinary losses to offset ordinary income is 20 years while capital losses can be carried forward 5 years to offset capital gains. A valuation allowance against the deferred tax asset is needed when, based on the weight of the available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our valuation allowance policy is in conformity with generally accepted accounting principles and is based upon our estimation of potential future taxable income. At May 31, 2010, we had a gross deferred tax asset of approximately $12.1 million, against which we provided a valuation allowance of approximately $10.4 million resulting in a net deferred tax asset of approximately $1.7 million. Our Adviser does not charge an advisory fee on net deferred tax assets. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4     Tortoise North American Energy Corp.

Schedule of Investments May 31, 2010
(Unaudited)
	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 107.8%(1)

Crude/Refined Products Pipelines — 37.9%(1)
United States — 37.9%(1)
Buckeye Partners, L.P.	33,040	$1,873,368
Enbridge Energy Management, L.L.C.(2)	131,695	6,381,957
Enbridge Energy Partners, L.P.	131,955	6,567,400
Holly Energy Partners, L.P.	69,100	2,778,511
Kinder Morgan Management, LLC(2)	225,510	12,491,018
Magellan Midstream Partners, L.P.	142,400	6,234,272
NuStar Energy L.P.	109,200	6,026,748
Plains All American Pipeline, L.P.	107,600	6,193,456
Sunoco Logistics Partners L.P.	31,100	2,046,380
		50,593,110
Natural Gas/Natural Gas Liquids Pipelines — 35.5%(1)
United States — 35.5%(1)
Boardwalk Pipeline Partners, LP	151,352	4,215,153
Duncan Energy Partners L.P.	160,600	4,069,604
El Paso Pipeline Partners, L.P.	113,900	3,142,501
Energy Transfer Equity, L.P.	140,100	4,308,075
Energy Transfer Partners, L.P.	205,200	9,049,320
Enterprise Products Partners L.P.	296,100	9,948,960
Niska Gas Storage Partners LLC	54,500	1,027,325
ONEOK Partners, L.P.	84,750	5,077,373
PAA Natural Gas Storage, L.P.	38,071	904,186
TC PipeLines, LP	90,700	3,448,414
Williams Partners L.P.	31,200	1,162,824
Williams Pipeline Partners L.P.	34,100	953,436
		47,307,171
Natural Gas Gathering/Processing — 13.3%(1)
United States — 13.3%(1)
Copano Energy, L.L.C.	210,100	5,153,753
DCP Midstream Partners, LP	51,500	1,539,850
MarkWest Energy Partners, L.P.	167,500	4,902,725
Regency Energy Partners LP	115,300	2,651,900
Targa Resources Partners LP	152,200	3,447,330
		17,695,558
Oil and Gas Exploitation and Production — 14.9%(1)
United States — 14.9%(1)
Encore Energy Partners LP	132,100	2,050,192
EV Energy Partners, L.P.	211,200	6,181,824
Legacy Reserves, LP	64,700	1,449,280
Linn Energy, LLC	270,300	6,614,241
Pioneer Southwest Energy Partners L.P.	150,900	3,650,271
		19,945,808
Propane Distribution — 5.1%(1)
United States — 5.1%(1)
Inergy, L.P.	185,700	6,783,621
Shipping — 1.1%(1)
Republic of the Marshall Islands — 1.1%(1)
Teekay LNG Partners L.P.	53,500	1,546,150
Total Master Limited Partnerships and
Related Companies (Cost $100,441,261)		143,871,418

	Principal
	Amount
Corporate Bonds — 3.0%(1)

Oil and Gas Exploitation and Production — 3.0%(1)
Canada — 3.0%(1)
Connacher Oil & Gas Ltd,
10.25%, 12/15/2015(3)	$2,000,000	1,920,000
OPTI Canada Inc., 8.25%, 12/15/2014(3)	2,500,000	2,137,500
Total Corporate Bonds (Cost $4,600,754)		4,057,500

	Shares
Common Stock — 6.2%(1)

Oil and Gas Exploitation and Production — 0.7%(1)
United States — 0.7%(1)
PostRock Energy Corporation	180,800	873,264
Shipping — 5.5%(1)
Republic of the Marshall Islands — 5.5%(1)
Navios Maritime Partners L.P.	248,000	3,915,920
Teekay Offshore Partners L.P.	177,450	3,472,697
		7,388,617
Total Common Stock (Cost $10,648,109)		8,261,881
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Government Portfolio — Class I,
0.08%(4) (Cost $80,158)	80,158	80,158
Total Investments — 117.1%(1)
(Cost $115,770,282)		156,270,957
Other Assets and Liabilities — (5.9%)(1)		(7,858,676)
Long-Term Debt Obligations — (11.2%)(1)		(15,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$133,412,281

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $4,057,500, which represents 3.0% of net assets. See Note 7 to the financial statements for further disclosure.
(4)	Rate reported is the current yield as of May 31, 2010.

See accompanying Notes to Financial Statements.

2010 2nd Quarter Report     5

Statement of Assets & Liabilities May 31, 2010
(Unaudited)

Assets
Investments at fair value (cost $115,770,282)	$156,270,957
Receivable for Adviser expense reimbursement	27,264
Interest and dividend receivable	189,640
Deferred tax asset	1,693,590
Prepaid expenses and other assets	95,161
Total assets	158,276,612
Liabilities
Payable to Adviser	272,636
Distributions payable to common stockholders	2,321,454
Payable for investments purchased	18,622
Accrued expenses and other liabilities	394,119
Current tax liability	7,500
Short-term borrowings	6,850,000
Long-term debt obligations	15,000,000
Total liabilities	24,864,331
Net assets applicable to common stockholders	$133,412,281
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,274,149 shares issued and
outstanding (100,000,000 shares authorized)	$6,274
Additional paid-in capital	120,427,325
Undistributed net investment income, net of income taxes	288,555
Accumulated net realized loss, net of income taxes	(25,962,566)
Net unrealized appreciation of investments, net of income taxes	38,652,693
Net assets applicable to common stockholders	$133,412,281
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$21.26

Statement of Operations Period from December 1, 2009 through May 31, 2010
(Unaudited)

Investment Income
Distributions from master limited partnerships	$4,651,374
Less return of capital on distributions	(4,253,831)
Net distributions from master limited partnerships	397,543
Dividend income	381,364
Interest income	217,914
Dividends from money market mutual funds	44
Total Investment Income	996,865
Operating Expenses
Advisory fees	787,918
Professional fees	97,060
Administrator fees	37,310
Reports to stockholders	31,814
Directors’ fees	29,220
Franchise fees	26,464
Registration fees	18,626
Fund accounting fees	16,758
Stock transfer agent fees	5,584
Custodian fees and expenses	3,398
Other operating expenses	33,042
Total Operating Expenses	1,087,194
Interest expense	504,540
Amortization of debt issuance costs	9,664
Other leverage expenses	14,959
Total Leverage Expenses	529,163
Total Expenses	1,616,357
Less expense reimbursement by Adviser	(78,792)
Net Expenses	1,537,565
Net Investment Loss, before Income Taxes	(540,700)
Current foreign tax expense	(15,692)
Deferred tax benefit	138,391
Income tax benefit, net	122,699
Net Investment Loss	(418,001)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(6,170,961)
Deferred tax benefit	1,529,966
Net realized loss on investments	(4,640,995)
Net unrealized appreciation of investments, before income taxes	21,606,592
Deferred tax expense	(5,356,921)
Net unrealized appreciation of investments	16,249,671
Net Realized and Unrealized Gain on Investments	11,608,676
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$11,190,675

See accompanying Notes to Financial Statements.

6     Tortoise North American Energy Corp.

Statement of Changes in Net Assets

	Period from
	December 1, 2009
	through	Year Ended
	May 31, 2010	November 30, 2009
	(Unaudited)
Operations
Net investment income (loss)	$(418,001)	$1,554,297
Net realized loss on investments and foreign currency transactions	(4,640,995)	(6,443,108)
Net unrealized appreciation of investments, foreign currency, forward foreign currency contracts and translation of other
assets and liabilities denominated in foreign currency	16,249,671	55,838,660
Distributions to preferred stockholders	—	(6,761)
Net increase in net assets applicable to common
stockholders resulting from operations	11,190,675	50,943,088
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(4,638,619)	(7,437,215)
Total distributions to common stockholders	(4,638,619)	(7,437,215)
Capital Stock Transactions
Proceeds from Reorganization with Tortoise Gas and Oil Corporation,
net (Note 1)	—	33,388,673
Redemption of fractional shares of common stock issued during Reorganization	—	(887)
Issuance of 11,489 common shares from reinvestment of distributions
to stockholders	250,920	—
Net increase in net assets applicable to common stockholders
from capital stock transactions	250,920	33,387,786
Total increase in net assets applicable to common stockholders	6,802,976	76,893,659
Net Assets
Beginning of period	126,609,305	49,715,646
End of period	$133,412,281	$126,609,305
Undistributed net investment income, net of income taxes, end of period	$288,555	$706,556

See accompanying Notes to Financial Statements.

2010 2nd Quarter Report     7

Statement of Cash Flows Period from December 1, 2009 through May 31, 2010
(Unaudited)
Cash Flows from Operating Activities
Distributions received from master limited partnerships	$4,651,374
Interest and dividend income received	689,542
Purchases of long-term investments	(24,402,545)
Proceeds from sales of long-term investments	21,785,682
Interest received on securities sold	209,938
Purchases of short-term investments, net	(27,913)
Interest expense paid	(499,566)
Income taxes paid	(2,868)
Operating expenses paid	(1,033,953)
Net cash provided by operating activities	1,369,691
Cash Flows from Financing Activities
Advances from revolving line of credit	10,100,000
Repayments on revolving line of credit	(9,150,000)
Distributions paid to common stockholders	(2,319,691)
Net cash used in financing activities	(1,369,691)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$11,190,675
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(23,915,005)
Return of capital on distributions received	4,253,831
Purchases of short-term investments, net	(27,913)
Proceeds from sales of long-term investments	21,310,500
Deferred tax expense	3,688,564
Net unrealized appreciation of investments	(21,606,592)
Net realized loss on investments	6,170,961
Amortization of market premium, net	42,215
Amortization of debt issuance costs	9,664
Changes in operating assets and liabilities:
Decrease in interest and dividend receivable	257,948
Decrease in receivable for investments sold	475,182
Increase in prepaid expenses and other assets	(33,203)
Increase in current tax liability	7,500
Increase in payable to Adviser, net of expense reimbursement	37,888
Decrease in payable for investments purchased	(487,540)
Decrease in accrued expenses and other liabilities	(4,984)
Total adjustments	(9,820,984)
Net cash provided by operating activities	$1,369,691
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$250,920

See accompanying Notes to Financial Statements.

8     Tortoise North American Energy Corp.

FINANCIAL HIGHLIGHTS
	Period from					Period from
	December 1, 2009	Year Ended	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	through	November 30,	November 30,	November 30,	November 30,	through
	May 31, 2010	2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.22	$10.78	$27.25	$23.70	$23.95	$—
Public offering price	—	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common
and preferred stock(3)	—	—	—	—	(0.07)	(1.31)
Income from Investment Operations:
Net investment income (loss)(4)	(0.07)	0.25	0.43	0.72	0.61	0.02
Net realized and unrealized gain (loss) on investments(4)	1.85	10.67	(15.14)	4.47	0.55	0.24
Total increase (decrease) from investment operations	1.78	10.92	(14.71)	5.19	1.16	0.26
Less Distributions to Preferred Stockholders:
Net investment income	—	—	—	(0.12)	(0.06)	—
Net realized gain	—	—	—	(0.07)	(0.01)	—
Return of capital	—	—	(0.17)	—	—	—
Total distributions to preferred stockholders	—	—	(0.17)	(0.19)	(0.07)	—
Less Distributions to Common Stockholders:
Net investment income	—	—	—	(0.90)	(0.69)	—
Net realized gain	—	—	(0.10)	(0.55)	(0.12)	—
Return of capital	(0.74)	(1.48)	(1.49)	—	(0.46)	—
Total distributions to common stockholders	(0.74)	(1.48)	(1.59)	(1.45)	(1.27)	—
Net Asset Value, end of period	$21.26	$20.22	$10.78	$27.25	$23.70	$23.95
Per common share market value, end of period	$23.65	$19.49	$9.25	$23.10	$22.38	$25.00
Total Investment Return Based on Market Value(5)	25.42%	131.66%	(55.98)%	9.28%	(5.39)%	0.00%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$133,412	$126,609	$49,716	$125,702	$109,326	$110,451
Ratio of expenses (including net current and deferred income tax (benefit)
expense) to average net assets before waiver(6)(7)(8)(9)	7.79%	(1.39)%	5.75%	3.88%	3.41%	2.02%
Ratio of expenses (including net current and deferred income tax (benefit)
expense) to average net assets after waiver(6)(7)(8)(9)	7.67%	(1.51)%	5.52%	3.59%	3.09%	1.77%
Ratio of expenses (excluding net current and deferred income tax (benefit)
expense) to average net assets before waiver(6)(8)(9)(10)	2.37%	3.31%	5.69%	3.86%	3.40%	2.02%
Ratio of expenses (excluding net current and deferred income tax (benefit)
expense) to average net assets after waiver(6)(8)(9)(10)	2.25%	3.19%	5.46%	3.57%	3.08%	1.77%
Ratio of net investment income (loss) to average net assets before waiver
(including net current and deferred income tax (benefit) expense)(6)(7)(8)(9)	(6.33)%	6.53%	1.51%	2.36%	2.14%	0.75%
Ratio of net investment income (loss) to average net assets after waiver
(including net current and deferred income tax (benefit) expense)(6)(7)(8)(9)	(6.21)%	6.65%	1.74%	2.65%	2.46%	1.00%
Ratio of net investment income (loss) to average net assets before waiver
(excluding net current and deferred income tax (benefit) expense)(6)(8)(9)(10)	(0.91)%	1.83%	1.57%	2.38%	2.15%	0.75%
Ratio of net investment income (loss) to average net assets after waiver
(excluding net current and deferred income tax (benefit) expense)(6)(8)(9)(10)	(0.79)%	1.95%	1.80%	2.67%	2.47%	1.00%
Portfolio turnover rate(6)	27.22%	41.90%	36.69%	16.06%	12.01%	0.00%

See accompanying Notes to Financial Statements.

2010 2nd Quarter Report       9

FINANCIAL HIGHLIGHTS (Continued)
	Period from					Period from
	December 1, 2009	Year Ended	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	through	November 30,	November 30,	November 30,	November 30,	through
	May 31, 2010	2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Short-term borrowings, end of period (000’s)	$6,850	$5,900	—	$9,600	$7,000	—
Long-term debt obligations, end of period (000’s)	$15,000	$15,000	$15,000	$40,000	$40,000	—
Preferred stock, end of period (000’s)	—	—	$10,000	$15,000	$15,000	—
Per common share amount of long-term debt obligations outstanding,
end of period	$2.39	$2.40	$3.25	$8.67	$8.67	—
Per common share amount of net assets, excluding long-term debt obligations,
end of period	$23.65	$22.61	$14.03	$35.92	$32.37	—
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(11)	$7,106	$7,058	$4,981	$3,837	$3,645	—
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)	711%	706%	498%	384%	365%	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(12)	—	—	$74,716	$73,646	$69,083	—
Asset coverage ratio of preferred stock(12)	—	—	299%	295%	276%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the year ended November 30, 2006. Represents the issuance of common stock for the period from October 31, 2005 through November 30, 2005.
(4)	The per common share data for the years ended November 30, 2009, 2008, 2007 and 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $15,692, $(28,837), $68,509, $22,447, $13,225 and $0 for the period from December 1, 2009 through May 31, 2010, the years ended November 30, 2009, 2008, 2007 and 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for current foreign and excise tax (benefit) expense. For the period from December 1, 2009 through May 31, 2010, the Company accrued $3,688,564 in net deferred income tax expense. For the year ended November 30, 2009, the Company accrued $3,732,366 in net deferred income tax benefit which included $5,488,509 of deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation.
(8)	The expense ratios and net investment income ratios do not reflect the effect of distributions to preferred stockholders.
(9)	In addition to the fees and expenses which the Company bears directly, the Company bears a pro rata share of the fees and expenses of the acquired companies in which it invests. Such indirect expenses are not included in the above expense and income ratios.
(10)	The ratio excludes the impact of current and deferred income taxes.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) May 31, 2010

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”), including oil and gas exploitation, energy infrastructure and energy shipping companies. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

Pursuant to a plan of reorganization approved by the stockholders of Tortoise Gas and Oil Corporation (“TGO”) and the approval by the stockholders of the Company of the issuance of additional shares of common stock in connection with the reorganization, the Company acquired all of the net assets of TGO on September 14, 2009, which totaled $30,277,817. A total of 5,550,571 shares of common stock of TGO were exchanged for 1,650,060 shares of common stock of the Company immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code. TGO’s net assets included $3,110,856 of net unrealized depreciation on investments and $21,913,436 of accumulated net realized loss on investments. The aggregate net assets of the Company prior to the reorganization totaled $84,639,318 and following the reorganization the combined net assets of the Company totaled $114,917,135.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Forward Foreign Currency Contracts

The Company may enter into forward foreign currency contracts as economic hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.

E. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions from MLPs are generally comprised of income and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

2010 2nd Quarter Report       11

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For the period from December 1, 2008 through November 30, 2009, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 16 percent of total distributions as investment income and approximately 84 percent as return of capital.

Subsequent to November 30, 2009, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2008 through November 30, 2009 based on the 2009 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $341,000 or $0.054 per share ($216,000 or $0.034 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $296,000 or $0.047 per share ($187,000 or $0.030 per share, net of deferred tax expense) and an increase in realized gains of approximately $45,000 or $0.007 per share ($29,000 or $0.005 per share, net of deferred tax expense) for the period from December 1, 2009 through May 31, 2010.

Subsequent to the period ended February 28, 2010, the Company reallocated the amount of investment income and return of capital recognized in the current fiscal year based on its revised 2010 estimates. This reclassification amounted to a decrease in pre-tax net investment income of approximately $86,000 or $0.014 per share ($54,000 or $0.008 per share, net of deferred tax benefit); an increase in unrealized appreciation of investments of approximately $113,000 or $0.018 per share ($71,000 or $0.011 per share, net of deferred tax expense) and a decrease in realized gains of approximately $27,000 or $0.004 per share ($17,000 or $0.003 per share, net of deferred tax benefit).

G. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock (if any) following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For the year ended November 30, 2009 and the period ended May 31, 2010, the Company’s distributions to common stockholders for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2009, the Company’s distributions to common stockholders for tax purposes were 100 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2010.

H. Federal Income Taxation

From the Company’s inception through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Effective December 1, 2008, the Company is treated as a taxable corporation for federal and state income tax purposes. The Company is obligated to pay federal and state income taxes on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

I. Organization Expenses, Offering and Debt Issuance Costs

The Company was responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

J. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risks. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the interest rate swap and forward foreign currency contracts and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the period ended May 31, 2010.

K. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

L. Recent Accounting Pronouncement Standard on Fair Value Measurement

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value

12       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Company has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

3. Concentration of Risk

Under normal conditions, the Company will have at least 80 percent of its total assets in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may invest up to 50 percent of its total assets in restricted securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.10 percent of the Company’s average monthly Managed Assets for the period from January 1, 2009 through December 31, 2010 and to waive fees in an amount equal to an annual rate of 0.05 percent of the Company’s average monthly Managed Assets from January 1, 2011 through December 31, 2011.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of May 31, 2010, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$3,710,307
Capital loss carryforwards	23,425,966
Organization costs	54,259
Passive activity loss associated with MLPs	668,253
State of Kansas credit	4,055
Subtotal	27,862,840
Valuation allowance	(10,384,160)
17,478,680
Deferred tax liabilities:
Basis reduction of investment in MLPs	901,092
Net unrealized gains on investment securities	14,883,998
15,785,090
Total net deferred tax asset	$1,693,590

At May 31, 2010, the Company has recorded a valuation allowance in the amount of $10,384,160 for a portion of its deferred tax asset which it does not believe will, more likely than not, be realized. The Company estimates, based on existence of sufficient evidence, primarily regarding the amount and timing of distributions to be received from portfolio companies, the ability to realize the remainder of its deferred tax assets. Any adjustments to such estimates will be made in the period such determination is made. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of May 31, 2010, the Company had no uncertain tax positions and no penalties and interest were accrued. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss, realized losses and unrealized gains on investments before taxes for the period ended May 31, 2010, as follows:

Application of statutory income tax rate	$5,064,277
State income taxes, net of federal tax benefit	409,611
Foreign tax expense, net of federal tax benefit	9,925
Reorganization costs	2,122
Change in valuation allowance	(1,781,679)
Total income tax expense	$3,704,256

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2009 through May 31, 2010, the components of income tax expense include current foreign tax expense (for which the federal tax benefit is included in deferred tax expense) of $15,692 and deferred federal and state income tax expense (net of federal tax benefit) of $3,412,549 and $276,015, respectively. The deferred income tax expense is net of the reduction in valuation allowance of $1,781,679.

As of November 30, 2009, the Company had a net operating loss for federal income tax purposes of approximately $8,000,000. This includes a net operating loss of

2010 2nd Quarter Report       13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

$6,900,000 from TGO. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $2,700,000, $4,200,000 and $1,100,000 in the years ending November 30, 2027, 2028 and 2029, respectively. As of November 30, 2009, the Company had a capital loss carryforward of approximately $58,600,000 which may be carried forward for 5 years. This amount includes a capital loss of $34,000,000 from TGO. If not utilized, this capital loss will expire as follows: $14,600,000, $37,600,000 and $6,400,000 in the years ending November 30, 2012, 2013 and 2014, respectively. The amount of deferred tax for these items at May 31, 2010 also includes amounts for the period from December 1, 2009 through May 31, 2010. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Utilization of net operating loss and capital loss from TGO are further subject to Section 382 limitations of the Internal Revenue Code, which limit tax attributes subsequent to ownership changes.

As of May 31, 2010, the aggregate cost of securities for federal income tax purposes was $113,318,329. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $46,350,723 the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $3,398,095 and the net unrealized appreciation was $42,952,628.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of May 31, 2010. These assets are measured on a recurring basis.

	Fair Value at
Description	May 31, 2010	Level 1	Level 2	Level 3
Equity Securities:
Common Stock(a)	$8,261,881	$8,261,881	$—	$—
Master Limited Partnerships
and Related Companies(a)	143,871,418	143,871,418	—	—
Total Equity Securities	152,133,299	152,133,299	—	—
Debt Securities:
Corporate Bonds(a)	4,057,500	—	4,057,500	—
Total Debt Securities	4,057,500	—	4,057,500	—
Other:
Short-Term Investment(b)	80,158	80,158	—	—
Total Other	80,158	80,158	—	—
Total	$156,270,957	$152,213,457	$4,057,500	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at May 31, 2010.

The changes for all Level 3 assets measured at fair value on a recurring basis using significant unobservable inputs for the period ended May 31, 2010, are as follows:

Fair value beginning balance	$4,222,609
Total realized gains (losses) included in net increase in net assets
applicable to common stockholders	49,813
Purchases and issuances	537,762
Sales	(587,575)
Transfers out of Level 3	(4,222,609)
Fair value ending balance	$—

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

For the period ended May 31, 2010, Copano Energy, L.L.C. Class D Common Units transferred out of Level 3 when they converted into registered and unrestricted common units of Copano Energy, L.L.C and Quest Midstream Partners, L.P. Common Units transferred out of Level 3 when they converted into registered common units of PostRock Energy Corporation.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing the Company’s privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, an analysis is prepared consisting of traditional valuation methodologies including market and income approaches. The Company considers some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise

14       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

value. Securities priced using this methodology are categorized as Level 3 investments in the fair value hierarchy.

There were no transfers between Level 1 and Level 2 for the period from December 1, 2009 through May 31, 2010.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and percent of net assets which the securities comprise at May 31, 2010.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Company	Amount	Date(s)	Cost	Value	Net Assets
Connacher Oil & Gas Ltd,		04/25/08-
10.25%, 12/15/2015	$2,000,000	07/31/08	$2,122,500	$1,920,000	1.4%
OPTI Canada Inc.,		12/08/06-
8.25%, 12/15/2014	$2,500,000	12/14/06	2,531,875	2,137,500	1.6
			$4,654,375	$4,057,500	3.0%

8. Investment Transactions

For the period from December 1, 2009 through May 31, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $23,915,005 and $21,310,500 (excluding short-term and government securities), respectively.

9. Long-Term Debt Obligations

The Company has $15,000,000 aggregate principal amount of Series B private senior notes (the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock (if any); (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At May 31, 2010, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Estimated fair value of the Series B Notes was calculated, for disclosure purposes, using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rate of the Notes and the AAA corporate finance debt rate. At May 31, 2010, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The table below shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate as of May 31, 2010.

		Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series B	June 17, 2008	June 17, 2011	$15,000,000	$15,705,279	5.56%

10. Credit Facility

The Company has a revolving loan commitment amount of $10,000,000 with U.S. Bank, N.A that matures on June 20, 2010. Outstanding balances on the credit facility accrue interest at a variable annual rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.25 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended May 31, 2010 was approximately $7,400,000 and 2.25 percent, respectively. At May 31, 2010, the principal balance outstanding was $6,850,000 at an interest rate of 2.35 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At May 31, 2010, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,274,149 shares outstanding at May 31, 2010. Transactions in common stock for the period ended May 31, 2010, were as follows:

Shares at November 30, 2009	6,262,660
Shares issued through reinvestment of distributions	11,489
Shares at May 31, 2010	6,274,149

12. Subsequent Events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

On June 1, 2010, the Company paid a distribution in the amount of $0.37 per common share, for a total of $2,321,435. Of this total, the dividend reinvestment amounted to $252,022.

On June 20, 2010, the Company entered into an amendment to its credit facility that extends the credit facility through June 20, 2011. The terms of the amendment provide for an unsecured revolving credit facility of $15,000,000. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 1.25 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.20 percent.

2010 2nd Quarter Report       15

ADDITIONAL INFORMATION (Unaudited)

Stockholder Proxy Voting Results

The annual meeting of stockholders was held on May 21, 2010. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

1.	To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified.

No. of Shares
John R. Graham
Affirmative	5,404,258
Withheld	332,211
TOTAL	5,736,469

No. of Shares
H. Kevin Birzer
Affirmative	5,401,340
Withheld	335,129
TOTAL	5,736,469

Conrad S. Ciccotello continued as a director and his term expires on the date of the 2011 annual meeting of stockholders, and Charles E. Heath continued as a director and his term expires on the date of the 2012 annual meeting of stockholders.

2.	To approve a proposal to authorize flexibility to the Company to sell its common shares for less than net asset value, subject to certain conditions.

Vote of Common Stockholders	No. of
of Record (28 Stockholders of	Recordholders
Record as of Record Date)	Voting
Affirmative	18
Against	3
Abstain	2
Broker Non-votes	0
TOTAL	23

Vote of Stockholders	No. of Shares
Affirmative	1,780,292
Against	438,941
Abstain	47,636
Broker Non-votes	3,469,600
TOTAL	5,736,469

3.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2010.

No. of Shares
Affirmative	5,671,042
Against	52,402
Abstain	13,025
TOTAL	5,736,469

Based upon votes required for approval, each of these matters passed.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended May 31, 2010, the aggregate compensation paid by the Company to the independent directors was $32,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2009 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
				Total Assets
	Ticker/	Primary Target	Investor	as of 6/30/10
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$171
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,272
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$675
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$81
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 5/31/10)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

Tortoise Power and Energy	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$187
Infrastructure Fund, Inc.	July 2009	Grade Debt and Dividend-Paying	Pension Plans
		Equity Securities	Taxable Accounts

TYN
LISTED
NYSE

Tortoise North American Energy Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
12/1/09-12/31/09
Month #2	0	0	0	0
1/1/10-1/31/10
Month #3	0	0	0	0
2/1/10-2/28/10
Month #4	0	0	0	0
3/1/10-3/31/10
Month #5	0	0	0	0
4/1/10-4/30/10
Month #6	0	0	0	0
5/1/10-5/31/10
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise North American Energy Corporation

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date     July 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

Date     July 29, 2010

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date     July 29, 2010